UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Sidney Street, 2nd Floor, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and the exhibits attached hereto contain forward-looking statements of Agios Pharmaceuticals, Inc. (“Agios” or the “Company”) within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding Agios’ expectations and beliefs about its business, plans and prospects. The words “believe,” “expect,” “could,” “should,” “will,” “would,” “may” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to important risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs, including the risks and uncertainties relating to: Agios’ ability to successfully commence and complete necessary preclinical and clinical development of its product candidates; Agios’ results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; Agios’ ability to maintain its collaboration with Celgene on acceptable terms; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; unplanned cash requirements and expenditures; competitive factors; Agios’ ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios’ ability to obtain the substantial additional capital required to execute its plans and strategies; and general economic and market conditions. These and other risks are described under the caption “Risk Factors” in Agios’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, which is on file with the Securities and Exchange Commission (SEC), and in other filings that Agios may make with the SEC in the future. Any forward-looking statements contained in this Form 8-K and the exhibits attached hereto speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2014, the Company intends to make a slide presentation at the 32nd Annual J.P. Morgan Healthcare Conference which contains, among other things, an update on the Company’s active clinical development programs and business outlook. A form of the slide presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information responsive to Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Presentation as of January 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: January 13, 2014	By:	/s/ Glenn Goddard
Glenn Goddard Sr. Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Presentation as of January 13, 2014.